7309 E. STETSON BUILDING
                            ------------------------
                               SCOTTSDALE, ARIZONA

                                TABLE OF CONTENTS
                                -----------------


1.       USE.................................................................  4

2.       PREMISES............................................................  4

3.       TERM................................................................  5

4.       RENTAL..............................................................  5
         a.       Guaranteed Minimum Monthly Rental..........................  5
         b.       [DELETED ON ORIGINAL]......................................  5
         c.       Additional Rent............................................  5
         d.       Interest On Late Payments..................................  6

5.       EXCISE TAXES AND RENTAL TAX.........................................  6

6.       PERSONAL PROPERTY TAXES.............................................  6

7.       PARKING AND COMMON FACILITIES.......................................  7

8.       CONSTRUCTION........................................................  8

9.       USES PROHIBITED.....................................................  8

10.      ALTERATIONS AND FIXTURES............................................  8

11.      MAINTENANCE AND REPAIR..............................................  9

12.      COMPLIANCE WITH LAWS................................................ 10

13.      INSURANCE........................................................... 10

14.      INDEMNIFICATION, WAIVER AND RELEASE................................. 11

15.      MECHANICS LIEN...................................................... 12

16.      ABANDONMENT......................................................... 13

17.      SIGNS AND AUCTIONS.................................................. 13

18.      UTILITIES........................................................... 14

19.      ENTRY AND INSPECTION................................................ 14

20.      DAMAGE AND DESTRUCTION ON DEMISED PREMISES.......................... 14

21.      ASSIGNMENT AND SUBLETTING........................................... 15
         a.       Restriction of Tenant's Rights............................. 15
         b.       Request to Assign the Lease................................ 16
         c.       Response to Request to Assign the Lease.................... 17

         d.       Modification to the Lease.................................. 18
         e.       Limitation of Landlord's Consent........................... 18
         f.       Corporate Stock or Partnership Interest of Tenant.......... 18

22.      DEFAULT............................................................. 18

23.      ASSIGNMENT OF RENTS................................................. 22

24.      TENANT'S FINANCIAL CONDITION........................................ 23

25.      NO WAIVER OF BREACHES............................................... 23

26.      INSOLVENCY OF TENANT................................................ 23

27.      SURRENDER OF LEASE.................................................. 23

28.      SALE OF PREMISES BY LANDLORD........................................ 23

29.      HOURS OF BUSINESS................................................... 24

30.      ATTORNEY'S FEES..................................................... 24

31.      SECURITY DEPOSIT.................................................... 24

32.      HOLDING OVER........................................................ 25

33.      NOTICES............................................................. 25

34.      SUCCESSORS IN INTEREST.............................................. 26

35.      TENANT'S PERFORMANCE................................................ 26

36.      FORCE MAJEURE....................................................... 26

37.      PARTIAL INVALIDITY.................................................. 26

38.      MARGINAL CAPTIONS................................................... 27

39.      TIME................................................................ 27

40.      SUBORDINATION, ATTORNMENT........................................... 27

41.      ESTOPPELS........................................................... 27

42.      REVISION OF EXHIBIT A............................................... 28

43.      CONDEMNATION........................................................ 29

44.      NO ORAL AGREEMENTS OR REPRESENTATIONS............................... 29

45.      LIMITATION OF LIABILITY............................................. 29

46.      WAIVER OF REDEMPTION BY TENANT...................................... 30
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47.      CAPACITY AND AUTHORITY.............................................. 30

48.      GUARANTEE........................................................... 30

49.      OPTION TO RENEW..................................................... 31

50.      ZONING/USE.......................................................... 31

51.      REAL ESTATE BROKERS................................................. 31



         Exhibit      A      -      Plot Plan of Office Building
         Exhibit      B      -      Schedule of Tenant Improvements
         Exhibit      C      -      Rules & Regulations
         Exhibit      D      -      Tenant Use of Premises
         Exhibit      E      -      Guarantee
         Exhibit      F      -      Landlord's Sign Criteria
         Exhibit      G      -      Covered Parking

                            7309 E. STETSON BUILDING
                            ------------------------
                               SCOTTSDALE, ARIZONA


THIS LEASE, is made and entered into this 12TH day of MARCH, 1997, by and between SCOTTSDALE STETSON CORPORATION, AN ARIZONA CORPORATION (Landlord) and VIRTUAL TECHNOLOGIES, INC., A UTAH CORPORATION, (Tenant) who is hereinafter respectively referred to as Landlord and Tenant, without regard to number or gender.

                              W I T N E S S E T H:

         1. USE. The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain premises known as 7309 E. Stetson Drive, Suite 102, Scottsdale, Arizona, 85251 hereinafter described for the sole purpose of conducting such business thereon as described in EXHIBIT "D" under the following trade name: VIRTUAL TECHNOLOGIES, INC. Tenant shall not use the Demised Premises for any other purpose or operate its business in the Demised Premises under any different, trade name whatsoever without Landlord's prior written consent.

         Tenant acknowledges and agrees that the Rental Rate for the Demised Premises is based in part upon the use which Tenant has represented to Landlord that Tenant will make of the Demised Premises. Tenant's specified use is also anticipated to be complementary and compatible with other uses in the office building of which it is a part, and consistent with the type of office building which Landlord considers material to its public image and to its economic benefit. Landlord would not have leased the Demised Premises to Tenant without the restrictions contained herein, and may suffer economic harm or other detriment if, subsequent to the date hereof, the use or trade name changes. Accordingly, Landlord shall have the right, to be exercised in its sole and absolute discretion, to deny any requested change in the use or trade name, or to condition the granting of consent upon modifications to the terms of the Lease, including but not limited to rental and term length. Tenant shall supply Landlord with such information as Landlord reasonably requires in order to analyze Tenant's request for any such change.

         Tenant acknowledges that Landlord has made no representations or warranties to Tenant concerning the presence or absence of any particular tenant, use, or tenant or use mix in the office building, and has no obligation to Tenant to obtain or refrain from allowing any particular tenant or use in the office building.

         2. PREMISES. The premises leased to Tenant, together with appurtenances, are hereinafter referred to as the "Demised Premises", and are situated in the City of Scottsdale, County of Maricopa, State of Arizona. The Demised Premises shall contain approximately 1,384 square feet of leasable space with approximate dimensions as shown on EXHIBIT "A". Tenant accepts the premises in "as is" condition.

         3. TERM. The term of this Lease shall be for a period of One (1) Year. The term of this Lease, and Tenant's obligation to pay rent (unless the contrary is specifically set forth elsewhere herein), shall commence on March 12th, 1997 and end March 11th, 1998. Should the beginning date not occur on the first day of a calendar month, the term hereunder shall be extended for such fractional month. In that event, the Tenant shall pay rent for the fractional month on a per them basis (calculated on the basis of a thirty-day month) until the first day of the month. The rental for such fractional month shall be payable from the initial payment of Guaranteed Minimum Monthly Rental as provided in Article 4, below. The balance, if any, shall be applied to the next sums due Landlord hereunder. Thereafter the Guaranteed Minimum Monthly Rental shall be paid in equal monthly installments on the first day of each and every month in advance.

         Landlord and Tenant acknowledge and agree that immediately upon execution of this Lease, binding, legal obligations are created, and that without regard to the date upon which Tenant's obligation to pay rent commences, the relationship of Landlord and Tenant exists between the parties on the date the term commences.

         4. RENTAL.

                  A. GUARANTEED MINIMUM MONTHLY RENTAL. Tenant shall pay to Landlord during the term of this Lease as the Guaranteed Minimum Monthly Rental for the Demised Premises the sum of (as noted below) per month which sum shall be paid in advance on the FIRST DAY OF EACH CALENDAR MONTH AS FOLLOWS:

MARCH 12TH, 1997 THROUGH MARCH 11TH, 1998 - $1,614.67 PER MONTH

However, Tenant shall pay to Landlord its initial payment of Guaranteed Minimum Monthly Rental at time of the execution of this Lease. All rental to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior notice or demand at the address designated in Article 33. Any rent payment not paid within five (5) days of its due date shall be subject to a five (5%) percent late charge.

                  B.       [DELETED ON ORIGINAL]

                  C. ADDITIONAL RENT. Tenant shall pay, as additional rent, all sums of money required to be paid pursuant to any of the terms of this Lease, including without limitation, those required by Articles 4D, 5, 11, 15, 20, 21B, 21C, and all Exhibits of this Lease, whether or not the same be designated elsewhere as "additional rent." If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible as additional rent with the next installment of Guaranteed Minimum Monthly Rental thereafter falling due but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord. All sums due Landlord hereunder, no matter how denominated, shall be deemed Rent.

                  D. INTEREST ON LATE PAYMENTS. In the event Tenant shall fail to pay the fixed minimum rent or any other rental amounts thereof or any other sum due from Tenant to Landlord within five (5) days after the same becomes due, both Tenant and Landlord agree that Landlord will incur additional expenses in the form of extra collection effort, handling costs and potential impairment of credit on loans for which this Lease is security. Both parties agree that should Tenant so fail to pay its rent or other sum, Landlord should be entitled to compensation for such detriment, but that it is extremely difficult and impractical to ascertain the extent of the detriment. Landlord and Tenant therefore agree that should Tenant fail to pay the rent or other sum due within the five (5) days after the same becomes due, Landlord shall be entitled to recover from Tenant five percent (5%) of the amount due as liquidated damages. Such past-due amount shall further bear interest at the rate of eighteen (18%) percent per annum from its due date until paid. Tenant further agrees to pay Landlord as a condition precedent to curing the default any costs incurred by Landlord in affecting the collection of such past-due rent or other sum, including but not limited to, fees of any attorney or collection agency. Nothing herein contained shall limit any other remedy of Lessor.

         5. EXCISE TAXES AND RENTAL TAX. Tenant shall pay to Landlord as additional rent any and all excise, privilege, rental, sales, gross proceeds, and other taxes, other than Landlord's net income and estate taxes, levied or assessed by any federal, state or local authority upon the rent received by Landlord hereunder, and Tenant shall bear any business tax imposed upon Landlord by any governmental authority which is based or measured in whole or in part by amounts charged or received by Landlord from Tenant under this Lease.

         6. PERSONAL PROPERTY TAXES. During the term hereof Tenant shall pay prior to delinquency, all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Demised Premises. When possible, Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord's real property, the Tenant shall pay to Landlord, as additional rent, its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenant's property.

         7. PARKING AND COMMON FACILITIES. Landlord covenants that the common and parking areas of the office building of which the Demised Premises are a part shall be available for the nonexclusive use of Tenant during the full term of this Lease or any extension of the term hereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, or any or all such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas. This Lease shall be subordinate to any agreement existing as of the date of this Lease or subsequently placed upon the real property of which the Demised Premises are a part, which agreement provides for reciprocal easements and restrictions pertaining to the common and parking areas, and in the event of conflict between the provisions of such agreement and this Lease, the provisions of said agreement shall prevail.

         A. The Landlord shall keep, or cause to be kept, the parking and common areas in a neat, clean and orderly condition, properly lighted and landscaped, and shall repair any damage to the facilities thereof.

         B. Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and any approved subtenant, shall have a non-exclusive right in common with Landlord and other present and future owners, licensees and subtenants, to use the common and non-reserved parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, roadway, sidewalk and automobile parking, provided however, Tenant and Tenant's employees shall park their automobiles in those areas designated for employee parking, or at Landlord's written request shall park their automobiles outside of the office building.

         C. The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules and regulations as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas, and to otherwise conduct itself so as not to unreasonably interfere with the rights of other tenants or approved users, including Landlord, in and to the parking and common areas.

         D. Tenant shall at its expense arrange for the collection of its trash in a prompt, regular, and sanitary manner, unless Landlord elects to provide trash collection as a part of the parking and common area maintenance.

         E. Landlord reserves the right to alter, rearrange the common areas, parking areas, driveways and entrances and exits thereof so long as Landlord conforms with the requirements of appropriate governmental bodies. Landlord reserves the right to require Tenant and their officers, agents, employees, customers and suppliers to restrict their parking to any area or areas designated by Landlord. Subject to the above, the Lessee shall receive One (1) covered parking spaces, designated as Space(s) Five (5) as indicated on EXHIBIT "G".

         8. CONSTRUCTION. Landlord agrees that it will, at its sole cost and expense and after the execution of this Lease, commence and pursue to completion the construction of the tenant improvements to be erected by Landlord to the extent shown on the attached EXHIBIT B.

         9. USES PROHIBITED. Tenant shall not use, or permit said Demised Premises, or any part thereof, to be used for any purpose or purposes other than set forth in Article 1, above. No use shall be made or permitted to be made of the Demised Premises, nor acts done, which will increase the existing rate of insurance upon the building or the office building in which said Demised Premises is located (once said rate is established), or cause a cancellation of any insurance policy covering said building or any part thereof, nor shall Tenant sell or permit to be kept, used or sold in or about said Demised Premises any article which may be prohibited by standard form of fire insurance policies. Tenant shall, at his sole cost, comply with any and all requirements, pertaining to the use of said Demised Premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering said building and appurtenances. In the event Tenant's use of the Demised Premises as set forth in Article 1 hereof, results in a rate increase for the building of which the Demised Premises are a part, Tenant shall pay annually on the anniversary date of this Lease, as additional rent, a sum equal to that of the additional premium occasioned by said rate increase.

         10. ALTERATIONS AND FIXTURES. Tenant shall not make or suffer to be made, any alterations of the Demised Premises, or any part thereof, without the prior written consent of Landlord, and any additions to, or alterations of, said Demised Premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Landlord. Any such alterations shall be in conformance with the requirements of all municipal, state and federal authorities.

         In addition, no alterations, additions or changes shall be made to any storefront, the exterior walls or the roof of the Demised Premises, nor shall Tenant erect any mezzanine or increase the size of same, if one be initially constructed, unless and until the written consent and approval of the Landlord shall first have been obtained. In no event shall Tenant make or cause to be made any penetration through the roof of the Demised Premises without the prior written approval of Landlord. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Article. All alterations, additions, or changes to be made to the Demised Premises which require the approval of the Landlord shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications with respect thereto, approved in writing by the Landlord before the commencement of work. All work with respect to any alterations, additions, and changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Demised Premises shall at all times be a complete unit. Upon completion of such work, Tenant shall file for record in the office of the County Recorder where the office building is located a Notice of Completion as permitted by law. Upon termination of the Tenant's leasehold estate such alterations, additions or changes shall be considered as improvements and shall not be removed by the Tenant but shall become a part of the Demised Premises. In performing the work of any such alterations, additions or changes, the Tenant shall have the work performed in such a manner as not to obstruct the access to the Demised Premises or of any other tenant in the office building.

         Landlord's consent or approval, when called for in this Article, may be granted or withheld in its sole discretion and may be conditioned upon the posting by Tenant, Tenant's contractor, or both, of such surety bonds as Landlord reasonably deems necessary to assure the timely, workmanlike, lien free completion of any such work.

         11. MAINTENANCE AND REPAIR. Tenant shall at all times during the term hereof, and at Tenant's sole cost and expense, keep, maintain and repair the interior and other improvements which constitute the Demised Premises in good and sanitary order and condition (except as hereinafter provided).

         Tenant shall also at its sole cost and expense be responsible for any alterations or improvements to the Demised Premises necessitated as a result of the requirement of any municipal, state or federal authority. Tenant hereby waives all right to make repairs at the expense of Landlord. By entering into the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises as being in good and sanitary order, condition and repair, and Tenant agrees on the last day of the term or on the sooner termination of this Lease, to surrender the Demised Premises with appurtenances, in the same condition as when received, reasonable use and wear thereof and, where insurance proceeds are available to Landlord to restore the Demised Premises, damage by fire, act of God or by the elements excepted.

         Landlord shall maintain the heating/air conditioning units, roof and structural parts of the building in good repair.

         Landlord shall make all necessary repairs to the Demised Premises and to the property wherein located at Landlord's cost and when such repairs are not the obligation of Tenant by reason of the above; however, Landlord shall not be liable for breakdowns or temporary interruptions of service when reasonable efforts to restore same have been made by Landlord.

         12. COMPLIANCE WITH LAWS. Tenant shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities including the Americans With Disabilities Act of 1990, now in force or which may hereafter be in force pertaining to the use of said Demised Premises, and shall faithfully observe in said use all municipal ordinances and state and federal statutes now in force or which shall hereinafter be in force. Without limiting the foregoing, Tenant shall not use, store, keep or permit any one else to use, store, or keep on the Demised Premises any material which is classified by any municipal, state, federal, or other governmental agency as hazardous, toxic, or similarly detrimental to health or the environment, without the express written consent of Landlord first being obtained, which consent may be withheld in Landlord's sole and absolute discretion. In any event, and notwithstanding any consent by Landlord, Tenant shall at all times comply with all laws, rules and regulations concerning hazardous, toxic, or similar materials. Tenant hereby agrees to indemnify, defend, and hold Landlord harmless from any and all loss it may suffer arising out of or related to Tenant's use, storage, keeping or presence of hazardous, toxic or similar materials on the Demised Premises, which indemnity shall survive the term of this Lease. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such order or statute in said use, shall be conclusive of that fact as between the Landlord and Tenant.

         Tenant shall not commit, or suffer to be committed, any waste upon the Demised Premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the premises in which the Demised Premises is located.

         13. INSURANCE. Landlord shall maintain fire and extended coverage insurance throughout the term of this Lease in an amount equal to at least eighty percent (80%) of the replacement value of the building which includes the Demised Premises, together with such other insurance as may be required by Landlord's lender or by any governmental agency. At Landlord's option, Landlord may maintain earthquake, flood, or "all risks" insurance on the building or office building of which the Demised Premises are a part, for an amount not less than 90% of the replacement value of the insured property. With respect to "all risks" insurance, Landlord and Tenant agree that Landlord's insurable interest in the Demised Premises includes all improvements to the premises, except Tenant's removable trade fixtures or Tenant's personal property which are insured by Tenant's personal property insurance. Tenant hereby waives any right of recovery from Landlord, its officers and employees, and Landlord, to the extent permitted under its

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
insurance policies, hereby waives any right of recovery from Tenant, its officers or employees, for any loss or damage (including consequential loss) resulting from any of the perils insured against in the standard form fire insurance policy with extended coverage endorsement.

         Any or all of the insurance which Landlord is required to or may maintain under this Lease, including that for the parking and common areas, may be carried by Landlord as part of a blanket policy or policies, which also covers other properties of Landlord. In such event, Landlord shall allocate to the office building a portion of the total premium for such policies which fairly and reasonably represents costs attributable to the subject property. In making such allocation, Landlord shall be entitled to consider, among other things, the relationship between the size and value of the subject property compared to all covered properties, and any special requirements resulting in a disproportionate allocation imposed upon the subject property by Landlord's mortgage holders, partners, governmental agencies or others who may legitimately impose insurance requirements on Landlord.

         14.      INDEMNIFICATION, WAIVER AND RELEASE.

         (A) Tenant will neither hold nor attempt to hold Landlord or its employees or agents liable for, and Tenant will indemnify and hold harmless Landlord, its employees and agents from and against, any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including, without limitation, attorneys' fees) incurred in connection with or arising from:

                (i) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant;

               (ii) any activity, work or thing done, permitted or suffered by Tenant in or about the demised Premises, the Building or the common areas;

              (iii) any acts, omissions or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees or visitors of Tenant or any such person;

               (iv) any breach, violation or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees or visitors of Tenant or any such person of any term, covenant or provision of this Lease or any law, ordinance or governmental requirement of any kind;

                (v) any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors or any other person entering upon the demised Premises, the Building or the common areas under the express or implied

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
invitation of Tenant;

except for any injury or damage to persons or property on the Premises which is proximately caused by or results proximately from the negligence or deliberate act of Landlord or its employees.

         If any action or proceeding is brought against Landlord or its employees by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon notice from Landlord, will defend the same at Tenant's expense with counsel reasonably satisfactory to Landlord.

         (B) Tenant, as a material part of the consideration to Landlord for this Lease, by this Paragraph 14, waives and releases all claims against Landlord, its employees and agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease. Except for any damage or injury to person or property on the Premises which is proximately caused by or results proximately from the negligence or deliberate act of Landlord or its employees, Tenant covenants and agrees that Landlord and its employees will not at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, injury, death or damage (including consequential damages) to persons, property or Tenant's business occasioned by any cause, either ordinary or extraordinary, beyond Landlord's control.

         During the entire term of this Lease, the Tenant shall, at the Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, maintain general public liability insurance against claims for personal injury, death or property damage occurring in, upon or about the Demised Premises and on sidewalks directly adjacent to the Demised Premises. The limitation of liability of such insurance shall not be less than One Million Dollars ($1,000,000) in respect to injury or death of one person and to the limit of not less than Two Million Dollars ($2,000,000) in respect to any one accident and to the limit of not less than Five Hundred Thousand Dollars ($500,000) in respect to property damage. All such policies of insurance shall be issued in the name of Tenant and Landlord by a company reasonably satisfactory to Landlord and for the mutual and joint benefit and protection of the parties, and such policies of insurance or copies thereof shall be delivered to the Landlord.

         15. MECHANICS LIEN. Tenant agrees that it will pay or cause to be paid all costs for all work done by it or caused to be done by it on the Demised
Premises, and Tenant will keep the Demised Premises free and clear of all mechanic's liens and other liens on account of work done for Tenant or persons claiming under it. Tenant agrees to and shall indemnify, defend and save the Landlord free and harmless against liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for the Tenant or persons claiming under it.

         If the Tenant shall desire to contest any claim of lien, it shall furnish the Landlord adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety in such amount conditioned on the discharge of the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, the Tenant shall pay and satisfy the same at once.

         If the Tenant shall be in default in paying any charge for which a mechanic's lien claim and suit to foreclose the lien have been filed, and shall not have given the Landlord security to protect the property and the Landlord against such claim of lien, the Landlord may (but shall not be required to) pay the said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from the Tenant to the Landlord, and the Tenant shall pay the same to Landlord with interest at a maximum rate allowed under the law of the State of Arizona in effect at the time this Lease was executed from the dates of the Landlord's payments. Should any claims of lien be filed against the Demised Premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof. The Landlord or its representatives shall have the right to go upon and inspect the Demised Premises at all reasonable times and shall have the right to post and keep posted thereon notices of non-responsibility, or such other notices which the Landlord may deem to be proper for the protection of the Landlord's interest in the Demised Premises. The Tenant shall, before the commencement of any work which might result in any such lien, give to the Landlord written notice of his intention to do so in sufficient time to enable the posting of such notices.

         16. ABANDONMENT. Tenant shall not vacate or abandon the Demised Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Demised Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Demised Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord. This abandonment shall in no way effect Landlord's lien rights, pursuant to Arizona law.

         17. SIGNS AND AUCTIONS. Tenant shall not place or permit to be placed any sign, designs, words, or pictures upon the exterior or in or upon the windows of the Demised Premises without Landlord's prior written consent, nor shall Tenant change the color or exterior appearance of the Demised Premises without Landlord's prior written consent. Landlord's approved sign criteria drawings are attached hereto as EXHIBIT F, or if not available as of the execution of this Lease shall be provided to Tenant by Landlord. Tenant shall at its sole cost and expense prepare sign construction drawings, in accordance with said criteria drawings, which shall be submitted to Landlord for Landlord's written approval. Tenant agrees to install a sign in accordance with the approved sign construction drawings within thirty (30) days after the commencement of the term of the Lease.

         Tenant shall not, without Landlord's prior written consent, display or sell merchandise or keep or place any promotional or advertising signs, devices or materials outside the defined exterior walls and permanent doorways of the Demised Premises. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Demised Premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors, or pursuant to any bankruptcy or other solvency proceeding.

         18. UTILITIES. Tenant shall pay before delinquent all charges for janitorial, separately metered water, gas, heat, electricity, power, telephone service, and all other services or separately metered utilities used in, upon, or about the Demised Premise by Tenant or any of its Subtenants, licensees, or concessionaires during the term of this Lease.

         Notwithstanding any other provisions herein, Landlord shall not furnish janitorial or refuse services for the Demised Premises. Landlord will maintain the upkeep of common areas. Tenant will use common courtesy in the use of these areas to prevent unsightly or unsanitary conditions as a result of Tenant's negligence of Tenant's invitees, employees or agents.

         19. ENTRY AND INSPECTION. Tenant shall permit Landlord and its agents to enter into and upon the Demised Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which said Demised Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopy, fences and props as may be required, or for the purpose of posting notices of non-liability for alterations, additions or repairs, or for the purpose of placing upon the property in which the Demised Premises are located any usual or ordinary "For Sale" or "For Lease" signs. Landlord shall be permitted to do any of the above without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Demised Premises thereby occasioned. Tenant shall permit Landlord or its agents, at any time within a sixty (60) day period prior to expiration of the Lease term, during normal business hours, to enter upon said Demised Premises and exhibit same to prospective tenants.

         20. DAMAGE AND DESTRUCTION ON DEMISED PREMISES. In the event of, (a) partial or total destruction of the Demised Premises or the building containing same during the term which requires repairs to either the Demised Premises or the building, or (b) the Demised Premises or the building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupancy, which declaration requires repairs to either the Demised Premises or the building, Landlord shall forthwith make said repairs provided Tenant gives to Landlord thirty (30) days written notice of the necessity therefor. No such partial destruction (including any destruction necessary in order to make repairs required by any declaration made by any public authority) shall in any way annul or void this Lease except that Tenant shall be entitled to a proportionate reduction of the Minimum Guaranteed Rental while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in said Demised Premises. However, if during the last two (2) years of the term of this Lease the building is damaged as a result of fire or any other insured casualty to an extent in excess of twenty-five percent (25%) of its then replacement cost, (excluding foundations), Landlord may within thirty (30) days following the date such damage occurs, terminate this Lease by written notice to Tenant. If Landlord, however, elects to make said repairs, and provided Landlord uses due diligence in making said repairs, this Lease shall continue in full force and effect, and the minimum guaranteed rental shall be proportionately reduced as hereinabove provided. If Landlord elects to terminate this Lease, all rentals shall be prorated between Landlord and Tenant as of the date of such destruction.

         The foregoing to the contrary notwithstanding, if the building is damaged or destroyed at any time during the term hereof to an extent of more than twenty-five (25%) of its then replacement cost (excluding foundation(s)) as a result of a casualty not insured against, Landlord may within thirty (30) days following the date of such destruction terminate this Lease upon written notice to Tenant. If Landlord does not elect to so terminate because of said uninsured casualty, Landlord shall promptly rebuild and repair said Demised Premises and Tenant's rental obligation shall be proportionately reduced as hereinabove provided.

         In respect to any partial or total destruction (including any destruction necessary in order to make repairs required by any such declaration of any authorized public authority) which Landlord is obligated to repair or may elect to repair under the terms of this Article 20, Tenant waives any legal, equitable or statutory right it may have to cancel this Lease as a result of such destruction.

         21. ASSIGNMENT AND SUBLETTING.

                  A. RESTRICTION OF TENANT'S RIGHTS. Tenant shall not assign this Lease, or any right or interest, voluntarily, involuntarily, or by operation of law, or otherwise hypothecate or encumber all or any part of Tenant's interest in this Lease, nor sublet the Premises or any part thereof, nor permit any subtenant, franchisee or concessionaire on the Premises (collectively "assignment of the Lease" or "assign the Lease" and the proposed transferee "assignee") without full compliance with this Article 21.

                  B. REQUEST TO ASSIGN THE LEASE. If Tenant desires to assign the Lease, it shall submit to Landlord, in writing, all of the following:

                           (1) All  agreements  and  letters  of intent  between
Tenant and other parties to the proposed transaction including documentation thereof, and sources, commitments and terms of any financing arrangements;

                           (2) The  identity  of any  escrow  holders  and  real
estate or business brokers involved, together with copies of escrow instructions and agreements with any real estate and business brokers;

                           (3) A summary of proposed assignees:

                                    (a)  Business history;

                                    (b)  Business plan for the Premises;

                                    (c)  Financial statements (balance sheet and
full prior year and present year to date income statements) completed, dated and signed within thirty (30) days prior to submission, together with a complete copy of the most recently filed federal income or franchise tax returns;

                                    (d) A listing of the key employees, partners
and financial backers, together with background, personal and other pertinent information concerning each of them; and

                                    (e) Business, trade and personal references;
and

                           (4) A description of any proposed changes to the
Premises.

         In addition, Tenant shall concurrently submit to Landlord the non-refundable sum of up to $500 to reimburse Landlord for its cost of reviewing the above described material. If Landlord determines that in order to properly review this material, professional assistance is required, Tenant shall be notified of the same in advance, and shall, in addition, reimburse Landlord for the cost of such professional assistance not to exceed $500.00.

                  C. RESPONSE TO REQUEST TO ASSIGN THE LEASE. Landlord shall not be required to commence its review of Tenant's request until it shall have received all of the above described items, in form reasonably satisfactory to Landlord, and upon such receipt, shall have a reasonable time period during which to review the same. In view of the complexity of the material to be submitted, the parties agree that up to 30 days is a reasonable time period. Landlord, after review of those items submitted pursuant to subparagraph B, shall have the right to request from Tenant additional information should Landlord determine that the items submitted pursuant to subparagraph B are not sufficient for a proper analysis of the proposed assignment of the Lease. Tenant shall promptly and completely respond to any such requests for additional information. Landlord's consent to a requested assignment of the Lease, submitted as set forth in subparagraph B, shall be granted or denied in Landlord's sole judgment, provided Landlord's consent shall not be unreasonably denied. The parties agree that Landlord would be acting reasonably in denying consent, if for example (but not by way of limitation) the proposed assignee's net worth is less than that of Tenant; the proposed assignee's business experience is less than that of Tenant; the proposed assignee already operates more than one other business in the office building; the proposed assignee is by character or of a background (or through past business dealings) unacceptable to Landlord; the proposed transferee's business may achieve lower gross sales and therefore provide less percentage rent to Landlord; the business to be conducted by the proposed transferee is not compatible with that of other tenants in the office building, or is not likely to enhance the draw of customers to the office building; the proposed assignee desires material changes to the Demised
Premises, without regard to responsibility for the costs of such changes; the proposed transfer will create a vacancy elsewhere in the office building or in other property owned by Landlord; the proposed transferee is a person with whom Landlord is, or recently has been, negotiating to lease space in property owned by Landlord, including the office building; Tenant is in default under the Lease, or has defaulted hereunder on more than three (3) occasions during the twelve (12) months preceding the request by Tenant; or the proposed business plan (or past business history) indicates a possible likelihood of detriment to any portion of the office building or to the rent to be received by Landlord hereunder or under any other agreement to which Landlord is a party. In addition, Landlord reserves the right to condition Landlord's consent to any assignment, sublease, or other transfer upon Landlord's receipt of a written agreement, executed by Tenant, pursuant to which Tenant shall pay to Landlord all rent or other consideration received by Tenant from any assignee, subtenant or transferee in excess of the rent called for hereunder, or in the case of the sublease or transfer of a portion of the Demised Premises, in excess of such rent fairly allocable to such portion. Any such excess shall be considered rent to Landlord, and Landlord may require its payment either in a lump sum, initially, or over the term of the assignment, sublease or other transfer.

                  D. MODIFICATION TO THE LEASE. In order to facilitate the requested assignment of the Lease, Landlord may suggest to Tenant modifications to the Lease or to the terms of the material submitted to Landlord pursuant to this Article. Any such suggestions shall not be deemed a consent or conditional consent to the proposed transaction; only an unconditional written consent, signed by Landlord, shall be binding upon Landlord.

                  E. LIMITATION OF LANDLORD'S CONSENT. The consent to any proposed assignment of the Lease:

                           (1)      Shall not be deemed to  be a consent to  any
subsequent attempted or proposed assignment of the Lease;

                           (2)      Shall not be deemed to  be a consent to  any
change in the use of the Premises or the trade name under which the Premises are to be operated; or

                           (3)      Shall not in any way relieve Tenant, or  any
Guarantor, and/or any subsequent assignee or Guarantor of liability under this Lease. Any attempted or purported assignment of the Lease made without obtaining the prior written consent of Landlord shall, at the option of Landlord, be null and void and/or constitute a default under this Lease.

                  F. CORPORATE STOCK OR PARTNERSHIP INTEREST OF TENANT. In the event Tenant is a corporation whose stock is not traded on a public stock exchange, or in the event Tenant is a partnership, any attempted dissolution, merger, consolidation, or other reorganization of such corporation or partnership, or any attempted sale or other transfer of a controlling percentage of the corporate stock of Tenant, or of controlling partnership interests in Tenant, as the case may be, shall constitute an attempted assignment of the Lease for all purposes of this Article. The term "controlling percentage" means the ownership of stock or partnership interests possessing or having the right to exercise at least thirty percent (30%) of the total combined voting power of all classes of such stock or partnership interests.

         22. DEFAULT.

         (A) The following events are referred to collectively, as "Events of Default", or individually, as an "Event of Default":

                (i) Tenant defaults in the due and punctual payment of Rent, and such default continues for five (5) days after notice from Landlord; however, Tenant will not be entitled to more than one (1) notice for monetary defaults during any twelve (12) month period, and if after such notice any Rent is not paid when due, an Event of Default will be considered to have occurred without further notice;

               (ii) Tenant vacates or abandons the Premises;

              (iii) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment is not discharged or disposed of within fifteen (15) days after its levy;

               (iv) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

                (v) Involuntary proceedings under any such bankruptcy law or insolvency act for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment;

               (vi) Tenant fails to take possession of the Premises on the Commencement Date of the Term; or

              (vii) Tenant breaches any of the other agreements, terms, covenants or conditions which this Lease requires Tenant to perform, and such breach continues for a period of thirty (30) days after notice from Landlord to Tenant; or if such breach cannot be cured reasonably within such thirty (30) day period and Tenant fails to commence to cure such breach within thirty (30) days after notice from Landlord or fails to proceed diligently to cure such breach within a reasonable time period thereafter.

         (B) If any one or more Events of Default set forth in Paragraph 22(A) occurs, then Landlord has the right, at its election:

                (i) to give Tenant written notice of Landlord's intention to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term; or

               (ii) without further demand or notice, to reenter and take possession of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Monthly Rent or other amounts payable under this Lease or as a result of any preceding breach,of covenants or conditions; or

              (iii) without further demand or notice to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including, without limitation, attorneys' fees and interest on the amount so advanced at the maximum allowable rate provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

Should Landlord elect to reenter as provided in subsection (b), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part of the Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the rent. Landlord will in no way be responsible or liable for any failure to relet the Premises, or any part of the Premises, or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Premises by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord under this Section or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice.

         (C) CERTAIN DAMAGES. In the event that Landlord does not elect to terminate this Lease as permitted in Paragraph 22(A), but on the contrary, elects to take possession as provided in Paragraph 22(B)(ii), Tenant will pay to
Landlord: (i) Monthly rent and other sums as provided in this Lease, which would be payable under this Lease if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing Term, or the premises covered by such new lease include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this Section will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new lease. Tenant will pay such rent and other sums to Landlord monthly on the day on which the Monthly Rent would have been payable under this Lease if possession had not been retaken and Landlord will be entitled to receive such rent and other sums from Tenant on each such day.

         (D) CONTINUING LIABILITY AFTER TERMINATION. If this Lease is terminated on account of the occurrence of an Event of Default, Tenant will remain liable to Landlord for damages in an amount equal to Monthly Rent and other amounts which would have been owing by Tenant for the balance of the Term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all of the Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated in Paragraph 22(C). Landlord will be entitled to collect such damages from Tenant monthly on the day on which Monthly Rent and other amounts would have been payable under this Lease if this Lease had not been terminated, and Landlord will be entitled to receive such Monthly Rent and other amounts from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is so terminated, Landlord will be entitled to recover against Tenant as damages for loss of the bargain and not as a penalty:

                (i) the worth at the time of award of the unpaid Rent which had been earned at the time of termination;

               (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

              (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term of this Lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

               (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

The "worth at the time award" of the amounts referred to in clauses (i) and (ii) above is computed by adding interest at the per annum maximum allowable interest rate on the date on which this Lease is terminated from the date of termination until the time of the award. The worth at the time of award of the amount referred to in clause (iii) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of Denver at the time of award plus one percent.

         (E) CUMULATIVE REMEDIES. Any suit or suits for the recovery of the amounts and damages set forth in Paragraph 22(C) and Paragraph 22(D) may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the Term would have expired had there occurred no Event of Default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease now or after the Date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or after the Date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or after the Date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

         (F) WAIVER OF REDEMPTION. Tenant waives any right of redemption arising as a result of Landlord's exercise of its remedies under this Paragraph 22.

         23. ASSIGNMENT OF RENTS. As security for the performance by Tenant of all of its duties and obligations hereunder, Tenant does hereby assign to Landlord the right, power and authority, during the continuance of this Lease, to collect the rents, issues and profits of the Demised Premises, reserving unto Tenant the right, prior to any breach or default by it hereunder, to collect and retain said rents, issues and profits as they become due and payable. Upon any such breach or default, Landlord shall have the right at any time thereafter, without notice except as provided for above, either in person, by agent or by a receiver to be appointed by a court, to enter and take possession of said Demised Premises and collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Landlord may determine.

         Landlord's remedies under this Lease are cumulative, and shall be in addition to any other remedies and rights Landlord may have at law or in equity.

         24. TENANT'S FINANCIAL CONDITION. Tenant acknowledges that Landlord has executed this Lease in reliance on the financial information furnished by Tenant to Landlord as to Tenant's financial condition. In the event that it is determined by any time subsequent to the date of this Lease that any of the financial information furnished by Tenant is substantially untrue or inaccurate, Tenant shall be deemed to be in default under this Lease, which default shall not be subject to cure, and which shall entitle Landlord to exercise all remedies reserved to Landlord under this Lease or otherwise available to Landlord at law.

         25. NO WAIVER OF BREACHES. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental. No term, covenant or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing and signed by Landlord.

         26. INSOLVENCY OF TENANT. Tenant agrees that in the event all, or substantially all, of its assets are placed in the hands of a receiver or trustee, and in the event such receivership or trusteeship continues for a period of ten (10) days or should Tenant make an assignment for the benefit of creditors or be adjudicated a bankrupt, or should Tenant institute any proceedings under any state or federal bankruptcy act wherein Tenant seeks to be adjudicated a bankrupt, or seeks to be discharged of its debts, or should any involuntary proceeding be filed against Tenant under such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, then this Lease or any interest in and to the Demised Premises shall not become an asset in any of such proceedings and, in any of such events and in addition to any and all rights or remedies of Landlord hereunder or as provided by law, it shall be lawful for Landlord at his option to declare the term hereof ended and to re-enter the Demised Premises and take possession thereof and remove all persons therefrom and Tenant shall have no further claim herein or hereunder.

         27. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to him of any or all of such subleases or subtenancies.

         28. SALE OF PREMISES BY LANDLORD. In the event of any sale of the Demised Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Demised Premises, shall be deemed without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

         29. HOURS OF BUSINESS. Subject to the provisions of Article 19 hereof, Tenant shall continuously during the entire term hereof conduct and carry on, under the trade name and style set forth in Article 1, above. Tenant expressly acknowledges that the ongoing conduct of Tenant's business in the Demised Premises is of material concern to Landlord, and that Landlord may suffer economic harm and other detriment through Tenant's failure to conduct its business as aforesaid, and that the failure to conduct the business in the manner described herein shall be a material breach of this Lease, notwithstanding Tenant's current payment of rent and related charges.

         30. ATTORNEY'S FEES. If any dispute or action between Landlord or Tenant arises out of this Lease, the prevailing party in such dispute or action shall be entitled to recover its reasonable attorneys' fees from the. other as determined by the court. If Landlord is involuntarily made a party defendant to any litigation concerning this Lease or the Demised Premises by reason of any act or omission of Tenant, then, Tenant shall hold harmless Landlord from all liabilities by reason thereof, including reasonable attorneys' fees and all costs incurred by Landlord in such litigation.

         31. SECURITY DEPOSIT. Tenant contemporaneously with the execution of this Lease, has deposited with Landlord the sum of one Thousand Six Hundred Fourteen and 67/100 Dollars ($1,614.67), receipt of which is hereby acknowledged by Landlord, said deposit being given to secure the faithful performance by the Tenant of all of the terms, covenants, and conditions of this Lease by the Tenant to be kept and performed during the term hereof. Tenant agrees that if the Tenant shall fail to pay the rent herein reserved promptly when due, said deposit may, at the option of the Landlord (but Landlord shall not be required to) be applied to any rent due and unpaid, and if the Tenant violates any of the other terms, covenants, and conditions of this Lease, said deposit shall be applied to any damages suffered by Landlord as a result of Tenant's default to the extent of the amount of the damages suffered.

         Nothing contained in this Article 31 shall in any way diminish or be construed as waiving any of the Landlord's other remedies as provided in Article 22 hereof, or by law or in equity. Should the entire security deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall on the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security deposit to its original amount, and Tenant's failure to do so within fifteen (15) after receipt of such demand, shall constitute a breach of this Lease. Should Tenant comply with all of the terms, covenants, and conditions of this Lease and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, such security deposit shall be returned in full to Tenant at the end of the term of this Lease, or upon the earlier termination of this Lease pursuant to the provision of Article 20 hereof, except in the event the Demised Premises are sold as a result of the exercise of any power of sale under any mortgage or deed of trust, in which event this Lease shall be automatically amended to delete any reference to this Article 32, and Tenant shall be entitled to immediate reimbursement of its security deposit from the party then holding said deposit. Any funds held by Landlord as a security deposit pursuant to this paragraph which are ultimately returned to Tenant shall be returned without accruing any interest on said security deposit funds.

         32. HOLDING OVER. Any holding over after the expiration of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, cancelable upon thirty (30) days written notice by Landlord or Tenant and at a rental and upon terms and conditions as existed during the last year of the term hereof, except that the Guaranteed Minimum Monthly Rental shall be increased to one hundred twenty-five percent (125%) of the Guaranteed Minimum Monthly Rental during the last year of the term hereof.

         33. NOTICES. Wherever in this Lease it shall be required or permitted that notice and demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by certified mail, return receipt requested, addressed as follows:

TO:      LANDLORD                                 TO:  TENANT

AT:      Scottsdale Stetson Corp.                 AT: Virtual Technologies, Inc.
         PO Box 4-422-5                           7309 East Stetson Drive
         Phoenix, AZ   85064-4225                 Suite 102
         Attn: Mr. Patrick J. Logue               Scottsdale, AZ 85251
                                                  Attn:

WITH A COPY TO:                                   WITH A COPY TO:

         Mr. Wayne Smith                              Mr. Leif Schipper
         Robbins & Green                              Level 6, 468 ___ Kilda Rd.
         1800 Citibank Plaza                          Melbourne _____,Australia
         3300 North Central Avenue
         Phoenix, AZ   85012

Either party may change such address by written notice by certified mail to the other.

         Notices or demands shall also be deemed to be properly given or served if successfully transmitted on facsimile machine, telecopier, or telex, provided that the party to whom such notice or demand is given has such a machine in operation. All notices and demands shall be deemed given upon transmittal, which, in the case of mail, shall be upon mailing.

         34. SUCCESSORS IN INTEREST. The covenants herein contained shall, subject to the provisions as to assignment and sale of the Demised Premises by Landlord apply to and bind the heirs, successors executors, administrators and assigns of all parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

         35. TENANT'S PERFORMANCE. In the event Tenant shall fail within any time limits which may be provided herein to complete any work or perform any other requirements provided to be performed by Tenant prior to commencement of the term hereof, or in the event Tenant shall cause a delay in the completion of any work, Landlord may send Tenant written notice of said default and if said default is not corrected within ten (10) days thereafter, Landlord may by written notice prior to the curing of said default terminate this Lease. Landlord shall be entitled to retain as liquidated damages all deposits made hereunder and such improvements as Tenant may have annexed to the real estate that cannot be removed without damage thereto.

         36. FORCE MAJEURE. If either party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor troubles, objective inability to procure materials, restrictive governmental laws or regulations or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this
Article 36 contained shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant hereunder except as may be expressly provided elsewhere in this Lease.

         37. PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

         38. MARGINAL CAPTIONS. The various headings and numbers herein and the grouping of the provisions of this Lease into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part thereof.

         39. TIME. Time is of the essence of this Lease.

         40. SUBORDINATION, ATTORNMENT. This Lease, at Landlord's option, shall be subordinate to the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the Demised Premises are a part, and to any and all advances made on the security thereof, and to all renewals modifications, consolidations, replacement and extensions thereof; provided, however, that as to the lien of any such deed of trust or mortgage Tenant's right to quiet possession of the Demised Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Demised Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         41. ESTOPPELS. If upon any sale, assignment, or hypothecation of the Demised Premises or the land thereunder by Landlord,, or at any other time,, an estoppel certificate and/or financial statement shall. be requested of Tenant, Tenant agrees within ten (10) days thereafter, to deliver such financial statement, and to deliver such estoppel certificate (in recordable form) addressed to any such proposed mortgagee or purchaser or to the Landlord certifying the requested information, including among other things: (i) that the Tenant entered into occupancy of the premises described in the Lease; (ii) that the Lease is in full force and effect and has not been amended in any way or, if amended, specifying such amendments; (iii) that the Tenant has not assigned its interest in the Lease or subleased the premises, or if it has done so, specifying such assignment or sublease; (iv) that the person or persons who signed the Lease were duly authorized to do so; (v) specifying the date on which the Lease term expires and any options by Tenant to extend or renew the Lease;
(vi) that the Tenant has no right or option to purchase the premises or specifying such right or option if one exists; (vii) specifying the minimum monthly rental due under the Lease and the date to which said rental has been paid; (viii) that all conditions of the Lease (including the construction of any improvements) to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied; (ix) that, to the best of Tenant's knowledge, there are no defaults or breaches by either Tenant or Landlord under the Lease or specifying such defaults or breaches if Tenant has knowledge of any; (x) that no rents have been prepaid, except as provided in the Lease, and that Tenant is not entitled to any free rent or other deductions from the minimum monthly rental due under the Lease or specifying such deductions if they exist; (xi) that, to the best of Tenant's knowledge, Tenant has no claim against Landlord which might be set off or credited against future accruing rents; (xii) that there is no action pending against Tenant under the bankruptcy laws of the United States; (xiii) that the person signing the estoppel certificate on behalf of the Tenant is duly authorized and empowered to do so; and (xiv) that the estoppel certificate may be relied upon by Landlord and by any prospective purchaser of the premises or any prospective lender making a loan to be secured by the premises, the dates of commencement and termination of this Lease, the amounts of security deposits, and that this Lease is in full force and effect (if such be the case) and that there are no differences, offsets or defaults of Landlord, or noting such differences, offsets or defaults as actually exist.

Tenant shall be liable for any loss or liability resulting from any incorrect information certified, and such mortgagee and purchaser shall have the right to rely on such estoppel certificate and financial statement. Tenant shall in the same manner acknowledge and execute any assignment of rights to receive rents as required by any mortgagee of Landlord.

Tenant acknowledges that Landlord may suffer substantial economic and other injury if Tenant fails to supply any such requested item. Therefore, should Tenant fail to supply such estoppel certificate, financial statement or assignment of rights within ten (10) days of the service on Tenant of a request for same, Tenant shall pay to Landlord additional rent equal to one-thirtieth (1/30) of the Guaranteed Minimum Monthly Rental for each day commencing with the eleventh day after said notice, until such item has been received. The daily additional rent shall be in addition to all other rent hereunder, shall be due and payable daily, and shall be in default if not so paid.

         42. REVISION OF EXHIBIT A. It is understood and agreed that the plot plan attached hereto as Exhibit A as preliminary and that prior to the commencement of the term hereof Landlord may revise said plot plan and change the location of the Tenant's Demised Premises; provided, however, relocation of Tenant's Demised Premises shall be subject to Tenant's approval. In the event Tenant does not approve said relocation, Tenant may cancel this Lease, in which event any security deposit or prepaid rent paid by

Tenant shall be refunded to Tenant and neither party shall thereafter have any further obligations to each other respecting this Lease. Following the commencement of the term, Landlord may modify the site plan without Tenant's consent, so long as such modification does not unreasonably affect the use of Tenant's Demised Premises.

         43. CONDEMNATION. In the event of a condemnation or a transfer in lieu thereof, twenty percent (20%) or more of the Demised Premises is taken, or in the event as a result of such taking or transfer in lieu thereof, Landlord is unable to provide the parking required by Article 7 hereof, Landlord or Tenant may, upon written notice given within thirty (30) days after such taking or transfer in lieu thereof, terminate this Lease. Tenant shall not be entitled to share in any portion of the award, and Tenant hereby expressly waives any right or claim to any part thereof. Tenant shall, however, have the right to claim and recover, only from the condemning authority (but not from Landlord), any amounts necessary to reimburse Tenant for the cost of removing stock and fixtures.

         44. NO ORAL AGREEMENTS OR REPRESENTATIONS. This Lease covers in full each and every agreement of every kind or nature whatsoever between the parties hereto concerning this Lease, and all preliminary negotiations and agreement of whatsoever kind or nature are merged herein, and there are no oral agreements or implied covenants.

Without limiting the foregoing, Landlord specifically does not warrant that any other occupant, present or future, in the office building of which the Demised Premises is a part, shall be or remain an occupant during the term of the Lease. Landlord does not warrant that any particular tenant, user or type of use shall be present in the office building, notwithstanding any notations on Exhibit A or any other site plan or schematic representation now or hereafter in existence.

         45. LIMITATION OF LIABILITY. Tenant expressly agrees that its sole recourse in the event of a claim of default by Landlord shall be against Landlord itself, and Tenant shall have no recourse against, nor will it sue, name, seek to execute against or otherwise subject to legal process any officer, director, agent, or shareholder of Landlord in connection with any breach, claim of breach or action for performance or declaration of rights related to this transaction contemplated by this Agreement.

         a) Commencement of Action. Any claim, demand, right, or defense by Tenant that arises out of this Lease, prior Leases or the negotiations that preceded this Lease(s) shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within six (6) months after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense.

         b) Tenant Acknowledgment. Tenant acknowledges and understands, after having consulted with its legal counsel, that the purpose of Paragraph (a) above is to shorten the period within which Tenant would otherwise be able to raise such claims, demands, rights or defenses under applicable law and agrees to such time frame.

         46. WAIVER OF REDEMPTION BY TENANT. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

         47. CAPACITY AND AUTHORITY. If Tenant is a corporation, Tenant and each individual executing this Lease on Tenant's behalf, warrants, by its execution hereof, that Tenant is in good standing, authorized to do business in Arizona, and authorized and empowered to execute and deliver this Lease, and to perform the acts provided for herein. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing the Lease on behalf of Tenant represents and warrants that the entity is duly formed and authorized to do business in Arizona, and upon such execution, the entity shall be fully bound to perform hereunder. In all events, Tenant and the individuals executing this Lease on Tenant's behalf, shall, upon Landlord's request, supply Landlord with written certificates or other appropriate indicia of authority and capacity.

         48. GUARANTEE. If this Lease shall have been guaranteed, any such guarantee shall be deemed a material part of the consideration for Landlord's execution of this Lease. If the guarantor under any such guarantee is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes or is the subject of any proceeding under the Bankruptcy Act or other similar law for the protection of creditors (or, if the guarantor is a partnership or consists of more than one person or entity, if any partner of the partnership or such other person or entity is or becomes bankrupt or insolvent institutes any such proceeding, or makes an assignment for the benefit of creditors), then Landlord shall have the option to terminate this Lease upon thirty (30) days written notice unless Tenant, within such thirty (30) day period, provides Landlord with either (i) a substitute or additional guarantor satisfactory to Landlord and any Mortgagee of Landlord, or (ii) adequate assurance of the performance of each and every obligation of Tenant hereunder, satisfactory to Landlord and such Mortgagee; provided, however, that no such termination of this Lease shall become effective without the prior written consent of such Mortgagee, if required under any agreements between Landlord and such Mortgagee.

         49. OPTION TO RENEW. Lessee has the right to renew their lease for an additional TWO (2) year period on the same terms and conditions as their existing lease, upon written notice to Landlord of Tenant's intent to do so no later than 90 days prior to the expiration of the lease. The guaranteed minimum monthly rental rate shall be adjusted as follows:

March 12th, 1998 to March 11th, 1999 - $1,672.33 per month
March 12th, 1999 to March 11th, 2000 - $1,730.00 per month

         50. ZONING/USE. The herein described property is zoned C-2, P-2, and P-3 commercial by the City of Scottsdale. Tenant shall investigate the current zoning to verify it's existence and adequacy for tenant's proposed use. Landlord assumes no liability for tenant's use as it shall or shall not conform to the zoning restrictions currently in place or modified in the future by the City of Scottsdale.

         51. REAL ESTATE BROKERS. Landlord and Tenant hereby expressly release, hold harmless and indemnify all brokers in this transaction from any and all liability and responsibility regarding the condition, square footage, lot lines or boundaries, value, rent rolls, environmental problems, sanitation systems, roof, wood infestation and wood infestation report, compliance with building codes or other governmental regulations, or any other material matters relating to the premises. Neither Landlord, Tenant, nor any Broker shall be bound by any understanding, agreement, promise or representation, express or implied, written or verbal, not specified herein.

IN WITNESS WHEREOF, the parties have duly executed this Lease together with the herein referred to Exhibits which are attached hereto, on the date and year first above written.


SCOTTSDALE STETSON CORPORATION

/s/                                              /s/ Leif Schipper
--------------------------------                 -------------------------------
President                                        President-Virtual
--------------------------------                 -------------------------------
                                                 Technologies, Inc.
--------------------------------                 -------------------------------
Title                                            Title

 03/12/97                                          03/12/97
--------------------------------                 -------------------------------
DATE                                             DATE

                                    EXHIBIT A
                                    ---------
                          PLOT PLAN OF OFFICE BUILDING

                                    EXHIBIT B
                                    ---------

                         SCHEDULE OF TENANT IMPROVEMENTS

The following tenant improvements shall be performed by Landlord, and previously agreed to in writing by Tenant. The improvements shall be started and completed after the beginning of the lease term. Listed below is a basic outline of the improvements to be performed, and payment responsibilities. Should the Landlord and Tenant, for whatever reason, not agree to the eventual improvements and payments, the Lease shall remain in full force and effect, and this shall not constitute a default by either party. This paragraph supersedes any provisions to the contrary in the Lease.
The basic outline is as follows:

         1. The lockers in the reception area, and the surrounding drywall, shall be removed, and the remaining wall patched and painted. The existing spare carpeting shall be used on the floor.
         2. Northeast Office - The top portion of the interior walls, where the walls have been extended to the ceiling, shall be removed and the walls shall be extended to the ceiling again, textured to match, and painted to match existing walls.
         3. North Office - All interior walls shall be completed to the ceiling, textured and painted to match. A complete wall shall be installed dividing the office into 2 offices, along with a door, in the to-be-created office. Location of wall and door as indicated on attached of f ice layout.
         4.       Middle/Entry  Work  Area/office  - All  interior  walls  to be completed to ceiling, textured and painted to match.
         5.       Southwest  Office/  Conference Room - All interior walls to be completed to ceiling, textured and painted to match.
         6.       The cost of such tenant improvements,  subject to agreement by
                  Landlord and Tenant, shall not exceed $7,000.00. Tenant agrees to reimburse Landlord for FIFTY (50%) PERCENT of the actual cost of the Tenant Improvements. Tenant's payment will be due upon execution of a contract with a General Contractor, or other entity agreed to by all parties.

                             7309 EAST STETSON DRIVE
                            Scottsdale, Arizona 85251

                                    SUITE 102
                                    ---------

                                    EXHIBIT C
                                    ---------

                            7309 E. STETSON BUILDING
                            ------------------------


                              RULES AND REGULATIONS
                              ---------------------


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice with notice to and at the expense of Tenant.

         All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

         Landlord shall not place anything or allow anything to be placed near the glass of any window, door, partition, or wall which may appear unsightly from outside the premises.

2. Any directory of the building will be provided exclusively for the display of the name of Tenant only and Landlord reserves the right to exclude any other names therefrom.

3. The sidewalks, halls, passages, exits, entrances shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the building and its Tenants provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall go upon the roof of the building, except for HVAC maintenance and repair.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

5. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the building and also the times and manner of moving the same in and out of the building. Safes or other heavy objects, shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to property distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

6. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any Tenant by any person other than an employee or agent of Landlord.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the premises or the building, except as specifically allowed by the terms of the lease.

8. The premises shall not be used for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Tenant shall not use or keep in the premises or the building any kerosene, gasoline or inflammable or combustible fluid or material.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the premises shall be subject to the approval of Landlord.

11. Each Tenant, upon the termination of the tenancy, shall deliver to the Landlord the keys of offices, rooms, and toilet rooms which shall have been furnished the Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished, shall pay the Landlord therefor.

12. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from violations of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees, or invitees, the damage shall have been caused.

13. No furniture, packages, supplies, equipment or merchandise will be received in the building, except between such hours as shall be designated by the Landlord.

14. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the building and the building.

15. For any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the building or Landlord.

16. Landlord reserves the right to exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

17. The requirements of Tenant will be attended to only upon application at the office of the Management of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Tenant, and no employee will admit any person (Tenant or otherwise) to any office, or store without specific instructions from the Landlord.

18. No vending machine or machines of any description shall be installed, maintained or operated upon the premises exterior without the written consent of the Landlord.

19. Landlord shall have the right, exercisable with notice and without liability to Tenant, to change the name and the street address of the building of which the premises are a part only if and when required by the City of Scottsdale or other regulatory body.

20. The word "building" as used herein means the building of which the premises are a part.

21.      The   driveways   and  loading  zones  must  be  kept  free  of  parked
         automobiles.

22. The Landlord reserves the right at any time to rescind any one or more of these rules and regulations, or to make such other and further reasonable rules and regulations as in the Landlord's judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of order herein.

                                    EXHIBIT D
                                    ---------

                             TENANT USE OF PREMISES
GENERAL OFFICE PURPOSES.

                                    EXHIBIT D
                                    ---------

                             TENANT USE OF PREMISES
GENERAL OFFICE PURPOSES.

                                    EXHIBIT E
                                    ---------

                                    GUARANTY
                                    --------

         DOMINION CAPITAL _______ LTD. ("Guarantor"), whose address is Level 6, 468 ___ Kilda Road, Melbourne _____, Australia, as a material inducement to and in consideration of Scottsdale Stetson Corporation (Landlord) entering into a written lease (the "Lease") with Virtual Technologies, Inc. ("Tenant"), dated the same date as this guaranty, pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, premises located in the City of Scottsdale, County of Maricopa, State of Arizona, in the office building commonly known as 7309 E. STETSON BUILDING, unconditionally guarantees and promises to and for the benefit of Landlord that Tenant shall perform the provisions of the Lease that Tenant is to perform.

         Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability under this guaranty.

         The provisions of the Lease may be changed by written agreement between Landlord and Tenant at any time without the consent of or without notice to Guarantor. This guaranty shall guarantee the performance of the Lease as changed. Assignment of the Lease (whether or not permitted by the Lease) shall not affect this guaranty.

         This guaranty shall not be affected by Landlord's failure or delay in enforcing any of its rights.

         If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor or Tenant, or both, to enforce any rights that it has under the Lease, or pursuant to applicable laws. If the Lease terminates and Landlord has any rights it can enforce against Tenant after termination, Landlord can not enforce those rights against Guarantor without giving previous notice to Tenant or Guarantor, or without making any demand on either of them.

         Guarantor waives the right to require Landlord to (1) proceed against Tenant; (2) proceed against or exhaust any security that Landlord holds from Tenant; or (3) pursue any other remedy in Landlord's power. Guarantor waives any defense by reason of any disability of Tenant, and waives any other defense based on the termination of Tenant's liability from any cause, other than satisfaction in full of Tenant's obligations. Until all Tenant's obligations to Landlord have been discharged in full, Guarantor has no right to subrogation against Tenant. Guarantor waives its right to enforce any remedies that Landlord now has, or later may have, against Tenant. Guarantor waives any right to participate in any security now or later held by Landlord. Guarantor waives presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, and notices of acceptance of this guaranty, and waives all notices of the existence, creation, or incurring of new or additional obligations.

         Without limiting the generality of the preceding waivers, Guarantor hereby expressly waives any and all benefits under Arizona Revised Statutes.

         If Landlord disposes of its interest in the Lease, "Landlord", as used in this guaranty, shall mean Landlord's successors.

         If Landlord is required to enforce Guarantor's obligations by legal proceedings, Guarantor shall pay to Landlord all costs incurred, including, without limitation, reasonable attorney's fees.

         Guarantor's obligations under this guaranty shall be binding on Guarantor's successors.



GUARANTOR:  /s/                                        DATE:       03/12/97
          ---------------------------------------           --------------------

                                    EXHIBIT F
                                    ---------
                            LANDLORD'S SIGN CRITERIA
                            ------------------------

All exterior signage to be approved in writing by Landlord.

                                    EXHIBIT G
                                    ---------
                                 COVERED PARKING


                                       10